                                                                EXHIBIT (a)(1)C)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                           DIXON TICONDEROGA COMPANY
                                       TO

                            PENCIL ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF

              F.I.L.A. -- FABBRICA ITALIANA LAPIS ED AFFINI S.p.A
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY FEBRUARY 7, 2005, UNLESS THE OFFER IS EXTENDED.

     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach Registrar and Transfer Company (the "Depositary") on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                         REGISTRAR AND TRANSFER COMPANY

                     By Mail:                                 By Hand and Overnight Delivery:
          Registrar and Transfer Company                      Registrar and Transfer Company
                   P.O. Box 645                                      10 Commerce Drive
                Cranford, NJ 07016                                  Cranford, NJ 07016

                           By Facsimile Transmission

                (For Eligible Institutions Only): (908) 497-2311

                        Confirm Facsimile by Telephone:

                           1-800-525-7686, ext. 2652

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN THE FACSIMILE NUMBER SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THIS NOTICE OF GUARANTEED DELIVERY TO THE DEPOSITARY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEES MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent's Message (as defined in the Offer to Purchase) and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:

     The undersigned hereby tenders to Pencil Acquisition Corp., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 7, 2005, and the related Letter of Transmittal (which, together with any amendment or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, par value $1.00 per share (the "Shares") of Dixon Ticonderoga Company, a Delaware corporation (the "Company"), set forth below, pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.


-----------------------------------                    -----------------------------------
Number of Shares Tendered                              Name(s) of Record Holder(s)
                                                       (Please Print)

                                              -----------------------------------
-----------------------------------
Certificate No(s). (if available)                      Address(es)

                                              -----------------------------------
                                                       (Zip Code)

                                              -----------------------------------
                                                       (Area Code and Telephone Number(s))

                                              -----------------------------------
-----------------------------------
[ ] Check here if securities will be tendered by       Signature(s)
    book-entry transfer

-----------------------------------
Name of Tendering Institution

                                              -----------------------------------
-----------------------------------
Account Number                                         Date

                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a firm that is a participant in the Securities Transfer Agents Medallion Program, or an "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), hereby guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three American Stock Exchange trading days after the date hereof.

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                (NAME AND TITLE)

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

Dated:           , 2005